497(e)
                                                                         2-30070
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MAY 30, 2003 TO THE MAY 1, 2003 EQUI-VEST(R)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:

EQUI-VEST(R) TSA SERIES 100 AND 200 CERTIFICATES AND CONTRACTS (THE "MODIFIED TSA CONTRACTS") FOR FROEDTERT MEMORIAL LUTHERAN HOSPITAL
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectus, Supplement to Prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(R) employer-sponsored retirement programs offered by The Equitable Life Assurance Society of the United States ("Equitable Life").

On or about May 30, 2003, Equitable Life will offer the Modified TSA Contracts as described below, to Participants in the TSA Plan for Froedtert Memorial Lutheran Hospital. This Supplement describes the material differences between the Modified TSA Contracts and the EQUI-VEST(R) series 100 and series 200 certificates/contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified TSA Contracts and the TSA provisions described in the EQUI-VEST(R) series 100 and 200 Prospectus include the following:

A. Administrative Charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal Charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

1. The next to the last bullet in "Additional features" under "EQUI-VEST(R) employer-sponsored retirement programs at a glance--key features" is deleted in its entirety and replaced by the following:

o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this prospectus.

2. In the section "Charges and expenses" of the Prospectus, under "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts" the bullet following the sentence "No withdrawal charge applies under a TSA or EDC (subject to state availability) contract if:" is deleted in its entirety FOR THE MODIFIED TSA CONTRACTS ONLY, and replaced by the following:

In addition to the foregoing exceptions, no withdrawal charge applies for the Modified TSA Contracts if:

o    the Participant has retired from employment;

o    the Participant has separated from service at any time;

o the Participant has qualified to receive Social Security benefits as certified by the Social Security Administration, or is totally disabled as defined in the contract;

o The amount withdrawn is intended to satisfy the Code's minimum distribution requirements (Section 401(a)(9), applicable after the Participant turns age 70-1/2);

o The employer certifies to us that the amount withdrawn is defined as a "hardship withdrawal" pursuant to applicable Treasury Regulations.

C. Current total Separate Account A annual expenses. The following changes are made to reflect a change in the current total Separate Account A annual expenses:

1. The first bullet in "Fees and charges" under the "EQUI-VEST(R) employer-sponsored retirement programs at a glance--key features" in the Prospectus is modified as follows:

o For series 100 and 200 Modified TSA Contracts, we deduct a daily charge on amounts invested in the variable investment options for mortality and expense risks and other expenses at a current annual rate of 0.90%.

2. The following footnote (+) is added to "Maximum total Separate Account A annual expenses " under "Fee table" in the Prospectus:

     (+) For the Modified TSA contracts, the current total Separate Account A annual charge is 0.90% of the value of the assets in each variable investment option (this reflects a decrease in the current charge for financial accounting and other administrative services for series 100 contracts, and in the mortality and expense risk charge for series 200 contracts).


                FOR USE ONLY WITH TSA CERTIFICATES/CONTRACTS OF
                     FROEDTERT MEMORIAL LUTHERAN HOSPITAL
                              MILWAUKEE, WISCONSIN

3. Under "Charges under the contracts" in the "Charges and expenses" section of the Prospectus, the following changes are made:

o The chart under "Mortality and expense risks charge" is replaced by the following:


---------------------------------------------------------------
          EQ/Alliance Common Stock     All Other Variable
          EQ/Money Market Options      Investment Options
---------------------------------------------------------------
            Series     Series          Series     Series
             100        200             100        200
            ----       ----            ----       ----

  Current   0.65%      0.65%           0.50%      0.65%
  Maximum   0.65%      1.24%           0.50%      1.09%
---------------------------------------------------------------

o Under "Charge for other expenses," the following is added after the last sentence of "(i)":

(For series 100 Modified TSA Contracts, this daily charge is reduced to a current annual rate of 0.25% of the net assets for the EQ/Alliance Common Stock and EQ/Money Market variable investment options, and to 0.40% of the net assets for all the other variable investment options.)












                FOR USE ONLY WITH TSA CERTIFICATES/CONTRACTS OF
                     FROEDTERT MEMORIAL LUTHERAN HOSPITAL
                             MILWAUKEE, WISCONSIN


   Copyright 2003. The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas New York, New York 10104
             All rights reserved. EQUI-VEST(R) is a service mark of
           The Equitable Life Assurance Society of the United States.

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